Exhibit 32.3
CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of Stewart Information Services Corporation (the “Company”) on Form 10-Q for the period ending June 30, 2005, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Max Crisp, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:
(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 2, 2005

/s/ Max Crisp
Name: Max Crisp
Title: Executive Vice President and Chief Financial Officer, Secretary-
Treasurer, Director and Principal
Financial Officer
A signed original of this written statement required by Section 906 has been provided to Stewart Information Services Corporation and will be retained by Stewart Information Services Corporation and furnished to the Securities and Exchange Commission or its staff upon request.